Certificate of Amendment of Certificate of Incorporation of Quest Solution, Inc.	State of Delaware Secretary of State Division of Corporations Delivered 09:30 AM 03/01/2019 FILED 09:30 AM 03/01/2019 SR 20191640552 - File Number 796648

Under Section 242 of the Delaware General Corporation Law

Quest Solution, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1.	The Certificate of incorporation of the Corporation is hereby amended by changing ARTICLE FOUR, so that, as amended, said ARTICLE shall be and read as follows:

FOURTH: The total number of authorized shares which the corporation is authorized to issue shall be 200,000,000 shares of common stock, having a par value of $0.001 per share, and 25,000,000 shares of preferred stock, having a par value of $0.001 per share.

The number of authorized shares of preferred stock or of common stock may be raised by the affirmative vote of the holders of a majority of the outstanding shares of the corporation entitled to vote thereon.

All shares of common stock shall be identical and each share of common stock shall be entitled to one vote on all matters.

The board of directors is authorized, subject to limitations prescribed by law and the provisions of this Article Fourth, to provide by resolution or resolutions for the issuance of up to 25,000,000 shares of preferred stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares included in any such series, and to fix the designation, powers, preferences and rights of the shares of any such series and the qualifications, limitations or restrictions thereof.

2.	The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the unanimous written consent of the Board of Directors of the Corporation and by the holders of a majority of the voting

IN WITNESS WHEREOF, I have signed this Certificate this 23rd day of January, 2019

/s/ Shai Lustgarten
Shai Lustgarten
Chief Executive Officer

CERTIFICATE OF INCORPORATION

OF

GAMEX INDUSTRIES, INC.

FIRST: The name of the corporation is GAMEX INDUSTRIES, INC.

SECOND: The address of its registered office in the State of Delaware is No. 100 West Tenth Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

THIRD: The nature of the business or purposes to be conducted or promoted is:

> To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: The total number of shares of stock which the corporation shall have authority to issue is One Million (1,000,000) all of which shares are to be Common Stock at $.10 par value.

FIFTH: The name and mailing address of the incorporator is Simon Posner, c/o Weiss Rosenthal Heller & Schwartzman, 295 Madison Avenue, New York, New York 10017.

SIXTH: Election of directors need not be by ballot.

SEVENTH: The Board of Directors is authorized to make, alter, or repeal the By-laws of the corporation.

EIGHTH: The Corporation is to have perpetual existence.

THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of incorporating a corporation pursuant to the General Corporation Law of the State of Delaware, does make this Certificate this 21st day of November, 1973, and affirms that the statements herein contained are true under the penalties of perjury.

Simon Posner

SIMON POSNER

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

GAMEX INDUSTRIES, INC.

GAMEX INDUSTRIES, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: The Board of Directors of GAMEX INDUSTRIES, INC., by unanimous written consent in lieu of meeting, duly adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation of the corporation, declaring said amendment to be advisable and recommending the consideration thereof by the stockholders of the corporation. The resolution setting forth the proposed amendment is as follows:

> RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing Article THIRD thereof so that, as amended, said Article shall be and read as follows:
>
> "THIRD: The nature of the business or the purposes to be conducted or promoted is:
>
> To conduct gaming in the State of Nevada in accordance with the laws of the State of Nevada and the United States of America.
>
> To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware."
>
> and further
>
> RESOLVED, that the Certificate of Incorporation of this corporation be amended by adding the following Article NINTH:

"NINTH: The Corporation shall not issue any stock or securities except in accordance with the provisions of the Nevada Gaming Control Act and the Regulations thereunder. The issuance of any stock or securities in violation thereof shall be ineffective and such stock or securities shall be deemed not to be issued and outstanding until (1) the Corporation shall cease to be subject to the jurisdiction of the Nevada gaming commission, or (2) the Nevada gaming commission shall, by affimative action, validate said issuance or waive any defect in issuance.

"No stock or securities issued by the Corporation and no interest, claim or charge therein or thereto shall be transferred in any manner whatsoever except in accordance with the provisions of the Nevada Gaming Control Act and the Regulations thereunder. Any transfer in violation thereof shall be ineffective until (1) the Corporation shall cease to be subject to the jurisdiction of the Nevada gaming commission, or (2) the Nevada gaming commission shall, by affimative action, validate said transfer or waive any defect in said transfer.

"If the commission at any time determines that a holder of stock or other securities of this Corporation is unsuitable to hold such securities, then until such securities are owned by persons found by the commission to be suitable to own them, (a) the Corporation shall not be required or permitted to pay any divident or interest with regard to the securities, (b) the holder of such securities shall not be entitled to vote on any matter as the holder of the securities, and such securities shall not for any purposes be included in the securities of the Corporation entitled to vote, and (c) the Corporation shall not pay any remuneration in any form to the holder of the securities."

SECOND: The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of Delaware.

Signed and attested to on July 31, 1974.

Robert Howard

Robert Howard, President

ATTEST:

Fred Jacobs

Fred Jacobs, Asst. Secretary

SECOND CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF

GAMEX INDUSTRIES, INC.

GAMEX INDUSTRIES, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: The Board of Directors of GAMEX INDUSTRIES, INC., by unanimous written consent in lieu of meeting, duly adopted resolutions setting forth a proposed second amendment to the Certificate of Incorporation of the corporation, declaring said second amendment to be advisable and recommending the consideration thereof by the stockholders of the corporation. The resolution setting forth the proposed amendment is as follows:

> RESOLVED, that the Certificate of Amendment of Certificate of Incorporation of this corporation be amended by changing Article THIRD thereof so that, as reamended, said Article shall be and read as follows:
>
> "THIRD: The nature of the business or the purposes to be conducted or promoted is:
>
> To manufacture and distribute gaming devices in the State of Nevada in accordance with the laws of the State of Nevada and the United States of America.
>
> To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware."

SECOND: The second amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of Delaware.

Signed and attested to on April 7, 1975

Dale Rodesch, Vice President

SUBSCRIBED and SWORN to before me this 7th day of April, 1975.

Eva Irene Hardy
NOTARY PUBLIC

OFFICIAL SEAL
EVA IRENE HARDY
NOTARY PUBLIC STATE OF NEV.
CLARK COUNTY
My Comm. Expires Jan. 9, 1977

Attest:

)0007 x Robert Howard
ROBERT HOWARD, SECRETARY

RESTATED CERTIFICATE OF INCORPORATION

OF

GAMEX INDUSTRIES, INC.

It is hereby certified that:

1. The present name of the corporation (hereinafter called the "Corporation") is GAMEX INDUSTRIES, INC., which is the name under which the corporation was originally incorporated; and the date of filing the original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware is November 30, 1973.

2. The Certificate of Incorporation of the Corporation is hereby amended by striking out Articles THIRD, FOURTH and NINTH thereof and by substituting in lieu thereof new Articles THIRD, FOURTH and NINTH which are set forth in the Restated Certificate of Incorporation hereinafter provided for.

The Board of Directors of GAMEX INDUSTRIES, INC., by Unanimous Written Consent in Lieu of Meeting, duly adopted resolutions setting forth proposed amendments to the Certificate of Incorporation of the Corporation, declaring said amendments to be advisable and recommending the consideration thereof by the stockholders of the Corporation. The resolutions setting forth the proposed amendments are as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing Articles THIRD, FOURTH and NINTH thereof so that, as amended, said Articles THIRD, FOURTH and NINTH shall be and read as follows:

"THIRD: The nature of the business or purposes to be conducted or promoted is:

To manufacture and distribute gaming devices in accordance with applicable law.

To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: (a) The total number of shares of stock which the corporation shall have authority to issue is Ten Million (10,000,000), all of which are to be Common Stock at $.01 par value.

(b) The 1,000 shares of Common Stock (par value $.10 per share) outstanding on the date this amended Article Fourth shall become effective in accordance with the General Corporation Law of Delaware shall be changed to 2,000,000 shares of Common Stock at $.01 par value, and the capital of this Corporation shall be increased to $20,000.

NINTH: The corporation shall have the power to indemnify its officers and directors to the fullest extent permitted under the General Corporation Law of Delaware."

3. The provisions of the Certificate of Incorporation of the Corporation as heretofore amended and/or supplemented, and as herein amended, are hereby restated and integrated into the single instrument which is hereinafter set forth, and which is entitled Restated Certificate of Incorporation of GAMEX INDUSTRIES, INC. without any further amendment other than the amendment herein

certified and without any discrepancy between the provisions of the Certificate of Incorporation as heretofore amended and supplemented and the provisions of the said single instrument hereinafter set forth.

4. The amendment and the restatement of the Certificate of Incorporation herein certified have been duly adopted by the stockholders in accordance with the provisions of Sections 228, 242, and 245 of the General Corporation Law of the State of Delaware.

The Certificate of Incorporation of the Corporation, as amended and restated herein, shall upon the effective date of this Restated Certificate of Incorporation, read as follows:

"Restated Certificate of Incorporation

of

GAMEX INDUSTRIES, INC.

FIRST: The name of the Corporation is GAMEX INDUSTRIES, INC.

SECOND: The address of its registered office in the State of Delaware is 229 South State Street, City of Dover 19901, County of Kent. The name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

THIRD: The nature of the business or purposes to be conducted or promoted is:

To manufacture and distribute gaming devices in accordance with applicable law.

00013

To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware."

FOURTH: (a) The total number of shares of stock which the corporation shall have authority to issue is Ten Million (10,000,000) all of which are to be Common Stock at $.01 par value.

(b) The 1,000 shares of Common Stock (par value $.10 per share) outstanding on the date this amended Article Fourth shall become effective in accordance with the General Corporation Law of Delaware, shall be changed to 2,000,000 shares of Common Stock at $.01 par value, and the capital of this corporation shall be increased to $20,000.

FIFTH: The name and mailing address of the incorporator is Simon Posner c/o Weiss Rosenthal Heller & Schwartzman, 295 Madison Avenue, New York, New York 10017.

SIXTH: Election of directors need not be by ballot.

SEVENTH: The Board of Directors is authorized to make, alter, or repeal the By-Laws of the Corporation.

EIGHTH: The Corporation is to have perpetual existence.

NINTH: The corporation shall have the power to indemnify its officers and directors to the fullest

00014

extent permitted under the General Corporation Law of the State of Delaware.

Signed and attested to on November 21, 1978:

Harry Kaye
President

Attest:

R. Howard
Secretary

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

GAMEX INDUSTRIES, INC.

* * * *

GAMEX INDUSTRIES, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That at a meeting of the Board of Directors of GAMEX INDUSTRIES, INC. a resolution was duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the FOURTH Article thereof so that, as amended said Article shall be and read as follows:

"FOURTH: The total number of shares which the Corporation shall have authority to issue is 11,000,000, which are classified as follows:

10,000,000 shares of Common Stock, the par value of each of which shares is $.01; and

1,000,000 shares of Preferred Stock, each of which shares is without par value.

The Board of Directors of the Corporation shall have authority, without additional authority by the Company's stockholders, to adopt resolutions to divide into series any or all of the

Preferred Stock, to fix the number of shares constituting any such series, and to fix or alter the voting rights, dividend rights, dividend rates, conversion rights, rights and terms of redemption, rights upon dissolution or liquidation, and other special rights, qualifications, limitations, or restrictions of the Preferred Shares of any such series.

Upon the adoption of such a resolution or resolutions by the Board of Directors, a certificate setting forth a copy of such resolution or resolutions and the number of shares of Preferred Stock or series shall be executed, acknowledged, filed, recorded and shall become effective, in accordance with Section 103 of the General Corporation Law of the State of Delaware. Unless otherwise provided in any such resolution or resolutions, the number of shares of Preferred Stock of any such series so set forth in such resolution or resolutions may be increased or decreased (but not below the number of shares thereof then outstanding) by certificate likewise executed, acknowledged, filed, and recorded setting forth a statement that a specified increase or decrease therein had been authorized and directed by a resolution or resolutions likewise adopted by the Board of Directors. In case the number of such shares shall be decreased, the number of shares so specified in the certificate shall resume the status which they had prior to the adoption of the first resolution or resolutions."

SECOND: That thereafter, pursuant to resolution of its Board of Directors, the annual meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted

00018 ccordance with the provisions of Section 242 of the

General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said GAMEX INDUSTRIES, INC. has caused this certificate to be signed and attested by Harry Kane, its President and Secretary, this 6th day of November, 1979.

GAMEX INDUSTRIES, INC.

By: ______________________
President

ATTEST:

By: ______________________
Secretary

FILED
DEC 10 1981 9AM

CERTIFICATE OF AMENDMENT
OF
RESTATED CERTIFICATE OF INCORPORATION
OF
GAMEX INDUSTRIES, INC.

* * * *

GAMEX INDUSTRIES, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That at a meeting of the Board of Directors of GAMEX INDUSTRIES, INC. a resolution was duly adopted setting forth a proposed amendment to the Restated Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

> RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the FOURTH Article thereof so that, as amended said Article shall be and read as follows:
>
> > "FOURTH: The total number of shares which the Corporation shall have authority to issue is 11,000,000, which are classified as follows:
> >
> > 10,000,000 shares of Common Stock, the par value of each of which shares is $.01; and
> >
> > 1,000,000 shares of Preferred Stock, the par value of each of which shares is $.01.
> >
> > The Board of Directors of the Corporation shall have authority, without additional authority by the Company's stockholders, to adopt resolutions to divide into series any or all of the

Preferred Stock, to fix the number of shares constituting any such series, and to fix or alter the voting rights, dividend rights, dividend rates, conversion rights, rights and terms of redemption, rights upon dissolution or liquidation, and other special rights, qualifications, limitations, or restrictions of the Preferred Shares of any such series.

Upon the adoption of such a resolution or resolutions by the Board of Directors, a certificate setting forth a copy of such resolution or resolutions and the number of shares of Preferred Stock or series shall be executed, acknowledged, filed, recorded and shall become effective, in accordance with Section 103 of the General Corporation Law of the State of Delaware. Unless otherwise provided in any such resolution or resolutions, the number of shares of Preferred Stock of any such series so set forth in such resolution or resolutions may be increased or decreased (but not below the number of shares thereof then outstanding) by certificate likewise executed, acknowledged, filed, and recorded setting forth a statement that a specified increase or decrease therein had been authorized and directed by a resolution or resolutions likewise adopted by the Board of Directors. In case the number of such shares shall be decreased, the number of shares so specified in the certificate shall resume the status which they had prior to the adoption of the first resolution or resolutions."

SECOND: That thereafter, pursuant to resolution of its Board of Directors, the annual meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

00022 THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the

General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said GAMEX INDUSTRIES, INC. has caused this certificate to be signed and attested by Henry Weiss, its President and Secretary, this 24 day of December, 1981.

GAMEX INDUSTRIES, INC.

By: Henry W. Weiss
President

ATTEST:

By: _______________
Secretary

8400260233

FILED

JAN 26 1984

CERTIFICATE OF AMENDMENT

OF

RESTATED CERTIFICATE OF INCORPORATION

OF

GAMEX INDUSTRIES, INC.

* * * * *

GAMEX INDUSTRIES, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That on March 9, 1982, GAMEX INDUSTRIES, INC. ("The Company") filed a voluntary petition under Chapter 11 of the U. S. Bankruptcy Code ("The Code") in The District of New Hampshire located in Manchester, New Hampshire, seeking protection from its creditors and permission to operate as a Debtor-in-Possession under the applicable provisions of the Code; and that the Company operated as Debtor-in-Possession since that time until November 30, 1983, at which time the Bankruptcy Court for the District of New Hampshire entered its order confirming the Company's Plan of Reorganization dated September 8, 1983; and that pursuant to §§ 1123(a)(5)(I) and (J) of the U. S. Bankruptcy Code, and Article III of the Company's Plan of Reorganization, along with section II(18)(D) of the Court's order confirming said Plan of Reorganization, copies of both of which are attached hereto as Exhibits A and B respectively, the Company does hereby file an Amendment to Article Fourth of its Certificate of Incorporation as follows:

"FOURTH: The total number of shares which the Corporation shall have authority to issue is 28,000,000, which are classified as follows:

27,000,000 shares of Common Stock, the par value of each of which shares is $.01; and

1,000,000 shares of Preferred Stock, the par value of each of which shares is $.01.

The Board of Directors of the Corporation shall issue shares of the capital stock of the Corporation in accordance with the following respective terms:

(a) Definitions:

1. "Chapter 11 Case" shall mean the Chapter 11 case, BK #82-122, in the United States Bankruptcy Court for the District of New Hampshire.

2. "Common Stock" shall mean the common stock of the Corporation; and "Common Stockholder" shall mean a holder of any of the outstanding shares of common stock.

3. "Confirmed Plan" shall mean the Plan of Reorganization of the Corporation in the Chapter 11 case confirmed by the United States Bankruptcy Court for the District of New Hampshire.

4. "Howard Debenture" shall mean the debenture issued to Robert Howard or his designee(s) in the principal amount of $300,000.00, which debenture is convertible into the number of shares equal to 80% of the issued, authorized and outstanding shares of common stock.

5. "Effective Date" shall mean the date determined by the Order of the Bankruptcy Judge in the Chapter 11 case as contemplated by the terms of the confirmed plan.

6. "Plan" shall mean the Plan of Reorganization of the Company in the Chapter 11 case.

(b) Right of Conversion:

Robert Howard, or his designee(s), shall be issued a debenture note of the Company in the principal amount Three Hundred Thousand Dollars ($300,000.00) together with interest at the annual rate of nine percent (9%). This debenture note shall be for a term of ten (10) years and provide for no payments of interest until the third anniversary date of the debenture note. At such time, all accured interest shall be paid and accrued interest shall be paid on an annual base thereafter. Robert Howard, or his designee(s), shall have the right, at his own discretion, to convert the debenture note, in whole or in part, into common stock of the Company. In the event that Robert Howard, or his designee(s), converts the entire debenture note into common stock of the Company, Robert Howard, or his designee(s), shall be entitled to receive a number of shares equal to that number of shares which would provide Robert Howard, or his designee(s), eighty percent (80%) of the authorized, issued and outstanding shares of common stock of the Company. In the event that Robert Howard, or his designee(s), exercises the

right to convert only a portion of the debenture, Robert Howard, or his designee(s), shall be entitled to receive a number of shares of the Corporation, which number is equal to that number of shares which would constitute eighty percent (80%) of the authorized, issued and outstanding shares of stock that would be issued to Robert Howard, or his designee(s), in the event that Robert Howard, or his designee(s) had exercised his right to convert the entire debenture note into common stock of the Company multiplied by a fraction, the numerator of which is the dollar amount of the debenture note actually converted and the denominator of which is 300,000. In addition to the foregoing rights upon partial conversion, the Company shall issue a new debenture note to Robert Howard, or his designee(s), representing the balance of the debenture note not converted.

The Company shall reserve a sufficient number of shares to be available solely for purposes of conversion of the debenture note by Robert Howard, or his designee(s). Under no circumstances will the Company issue any of these shares until and unless the conversion rights of Robert Howard, or his designee(s) have expired.

The Board of Directors of the Corporation shall have authority, without additional authority by the Company's stockholders, to adopt resolutions to divide into series any or all of the Preferred Stock, to fix the number of shares constituting any such series, and to fix or alter the voting rights, dividend rights, dividend rates, conversion rights, rights and terms of redemption, rights upon disolution or liquidation, and other special rights, qualifications, limitations, or restrictions of the Preferred Shares of any such series.

Upon the adoption of such a resolution or resolutions by the Board of Directors, a certificate setting forth a copy of such resolution or resolutions and the number of shares of Preferred Stock or series shall be executed, acknowledged, filed, recorded and shall become effective, in accordance with Section 103 of the General Corporation Law of the State of Delaware. Unless otherwise provided in any such resolution or resolutions, the number of shares of Preferred Stock of any such series so set forth in such resolution or resolutions may be increased or decreased (but not below the number of shares thereof then outstanding) by certificate likewise executed, acknowledged, filed, and recorded setting forth a statement that a specified increase or decrease therein had been authorized and directed by a resolution or resolutions likewise adopted by the Board of Directors. In case the number of such shares shall be decreased, the number of shares so specified in the certificate shall resume the status which they had prior to the adoption of the first resolution or resolutions.

SECOND: That the foregoing amendment of the Certificate of Incorporation herein certified has not been duly adopted in accordance with the provisions of Sections 228 and

242 of the General Corporation Law of the State of Delaware but rather has been adopted in accordance with Sections 1123(a)(5)(I) and (J) of the United States Bankruptcy Code and the Company's Plan of Reorganization dated September 8, 1983, and the United States Bankruptcy Court Order dated November 30, 1983, confirming said Plan, copies of which are attached hereto and incorporated herein by reference.

IN WITNESS WHEREOF, said GAMEX INDUSTRIES, INC. has caused this certificate to be signed and attested by Robert Howard, its Chief Executive Officer and Beth H. Weinstein, its Secretary, this 23rd day of January, 1984.

GAMEX INDUSTRIES, INC.

By: Robert Howard

Robert Howard

ATTEST:

By: Beth H. Weinstein

Beth H. Weinstein

888295046 FILED

OCT 21 1988 10 AM

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

* * * * *

GAMEX INDUSTRIES, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That at a meeting of the Board of Directors of GAMEX INDUSTRIES, INC. resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

> RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing Article 1 thereof so that, as amended said Article shall be and read as follows:
>
> "1. The name of the corporation is GLOBAL GAMING TECHNOLOGY, INC."

SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of said corporation was duly called and held on May 27, 1988, upon notice in accordance with Section 222 of The General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said GAMEX INDUSTRIES, INC. has caused this certificate to be signed by Victor Y. Tsao its President, and attested by Glenn Wichensky, its Secretary, this 30th **day of** September **, 1988.**

GAMEX INDUSTRIES, INC.

By Victor Y. Tsao
Victor Y. Tsao, President

ATTEST:

By Glenn Wichensky
Glenn Wichensky, Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 05/18/1995
950110608 - 796648

CERTIFICATE OF RESTORATION AND REVIVAL OF CERTIFICATE OF INCORPORATION OF GLOBAL GAMING TECHNOLOGY, INC.

It is hereby certified that:

1. The name of the corporation is Global Gaming Technology, Inc.

2. The corporation was organized under the provision of the General Corporation Law of the State of Delaware. The date of filing of its original certificate of incorporation with the Secretary of State of the State of Delaware is November 30, 1973.

3. The address, including the street, city and county, of the registered office of the corporation in the State of Delaware and the name of the registered agent at such address are as follows: The Prentice-Hall Corporation System, Inc., 32 Loockerman Square, Suite L-100, Dover, Delaware 19904, County of Kent.

4. The corporation hereby procures a restoration and revival of its certificate of incorporation, which became inoperative by law on March 1, 1994 for failure to file annual reports and non-payment of taxes payable to the State of Delaware.

5. The certificate of incorporation of the corporation, which provided for and will continue to provide for, perpetual duration, shall upon the filing of this Certificate of Restoration and Revival of the Certificate of Incorporation in the Department of State of the State of Delaware, be restored and revived and shall become fully operative on February 28, 1994.

6. This Certificate of Restoration and Revival of the Certificate of Incorporation is filed by authority of the duly elected directors as prescribed by Section 312 of the General Corporation Law of the State of Delaware.

Signed on May 9, 1995.

Seymour Kaplan
SEYMOUR KAPLAN
CHAIRMAN OF THE BOARD OF DIRECTORS

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:21 PM 07/30/2003
FILED 04:21 PM 07/30/2003
SRV 030499509 – 0796648 FILE

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION OF GLOBAL GAMING TECHNOLOGY, INC.

We, the undersigned president and secretary, respectively, of Global Gaming Technology, Inc., a Delaware corporation (the **"Corporation"**), do hereby certify:

1. That the undersigned are the president and secretary, respectively, of the Corporation;

2. That Article 1 of the Corporation's Articles of Incorporation is amended to read as follows:

"The name of the Corporation is Left Right Marketing Technology, Inc."

3. That Article 4 of the Corporation's Articles of Incorporation is amended to read as follows:

> The Corporation effected a five (5) to one (1) reverse split of its common stock (the **"Reverse"**). Simultaneous with the Reverse, the Corporation authorized an increase in the aggregate number of shares that it shall have authority to issue to One Hundred Million (100,000,000) shares of Common Stock having a $.001 par value (**"Common Stock"**) and Twenty-Five Million (25,000,000) shares of Blank Check Stock having a $.001 par value (**"Blank Check Stock"**). The Common and/or Blank Check Stock may be issued from time to time without approval by the stockholders. The Common and/or Blank Check Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such shares of Common and/or Blank Check Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions.

4. That the foregoing amendment to the Corporation's Articles of Incorporation has been duly approved by the Board of Directors on June 30, 2003;

5. That the foregoing amendment to the Corporation's Articles of Incorporation has been duly approved by a vote of the Corporation's shareholders pursuant to the provisions of Sections 222 and 242 of the General Corporate Law of the State of Delaware on July 7, 2003. The total number of outstanding shares entitled to vote on the amendment to the Articles of Incorporation is 27,000,000. The number of shares voting in favor of the Amendment was shares 21,000,000, representing 78%. The percentage voting in favor of the Amendment was greater than 50%.

The undersigned declare under the penalty of perjury that the matters set forth in the foregoing certificate are of their own knowledge.

Executed at Las Vegas, NV July 28, 2003.

Richard M. "Mick" Hall
President

Richard M. "Mick" Hall
Secretary

CERTIFICATE OF CORRECTION

FILED TO CORRECT AN INADVERTENT FILING OF A CERTIFICATE OF AMENDMENT, FILED JULY 30, 2003
GLOBAL GAMING TECHNOLOGY, INC.,
a Delaware corporation

GLOBAL GAMING TECHNOLOGY, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "General Corporation Law")

DOES HEREBY CERTIFY:

FIRST: That the name of this corporation is GLOBAL GAMING TECHNOLOGY, INC., and that this corporation was originally incorporated on November 30, 1973, pursuant to the General Corporation Law.

SECOND: That on July 30, 2003 the corporation filed with the Secretary of State a Certificate of Amendment.

THIRD: That the Certificate of Amendment was filed stating an incorrect number of shares outstanding entitled to vote on the amendment and an incorrect number of shareholders voting in favor of the amendment. In addition, the Execution date of the Amendment was not correct.

FOURTH: That the corporation hereby renders the July 30, 2003 Certificate of Amendment null and void in order to file the correct Certificate of Amendment concurrent herewith.

FIFTH: That this Certificate of Correction is being filed in accordance to Section 103 of the General Corporation Law.

IN WITNESS WHEREOF, this Certificate of Correction has been signed by the President of this corporation as of September 29, 2003.

By: ______________________

Print Name: Richard M. "Mick" Hall
Its: President

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:06 PM 09/29/2003
FILED 01:06 PM 09/29/2003
SRV 030624709 - 0796648 FILE

09/28/2003 10:16 FAX 17027940744 SECURITIES LAW INSTITUTE

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION OF GLOBAL GAMING TECHNOLOGY, INC.

We, the undersigned president and secretary, respectively, of Global Gaming Technology, Inc., a Delaware corporation (the "Corporation") do hereby certify;

1. That the undersigned are the president and secretary, respectively, of the Corporation;

2. That Article 1 of the Corporation's Articles of Incorporation is amended to read as follows:

   "The name of the Corporation is Left Right Marketing Technology, Inc."

3. That Article 4 of the Corporation's Articles of Incorporation is amended to read as follows:

   The Corporation effected a five (5) to one (1) reverse split of its common stock (the "Reverse"). Simultaneous with the Reverse, the Corporation authorized an increase in the aggregate number of shares that it shall have authority to issue to One Hundred Million (100,000,000) shares of Common Stock having a $.001 par value ("Common Stock") and Twenty-Five Million (25,000,000) shares of Preferred Stock having a $.001 par value ("Preferred Stock"). The Common and/or Preferred Stock may be issued from time to time without approval by the stockholders. The Common and/or Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such shares of Common and/or Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions.

4. That the foregoing amendment to the Corporation's Articles of Incorporation has been approved by the Board of Directors on June 30, 2003;

5. That the foregoing amendment to the Corporation's Articles of Incorporation has been duly approved by a vote of the Corporation's shareholders pursuant to the provisions of Sections 222 and 242 of the General Corporate Law of the State of Delaware on July 7, 2003. The total number of outstanding shares entitled to vote on the amendment to the Articles of Incorporation is 26,328,028. The number of shares voting

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:06 PM 09/29/2003
FILED 01:07 PM 09/29/2003
SRV 030624732 - 0796648 FILE

09/26/2003 10:16 FAX 17027940744 SECURITIES LAW INSTITUTE

in favor of the Amendment was 14,085,213 shares, representing 53.51%. The percentage voting in favor of the Amendment was greater than 50%

The undersigned declare under the penalty of perjury that the matters set forth in the foregoing certificate are of their own knowledge.

Executed at Las Vegas, Nevada, September 29, 2003.

Richard M. "Mick" Hall
President

Heather M. Hall
Secretary

State of Delaware
Secretary of State
Division of Corporations
Delivered 02:30 PM 04/20/2006
FILED 02:31 PM 04/20/2006
SRV 060376318 - 0796648 FILE

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of LEFT RIGHT MARKETING TECHNOLOGY, INC. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "1" so that, as amended, said Article shall be and read as follows:

THE NAME OF THE CORPORATION IS STRATEGIC GAMING INVESTMENTS, INC.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 5TH day of APRIL, 2006.

By: [signature]
Authorized Officer

Title: CHIEF FINANCIAL OFFICER

Name: JASON F. GRIFFITH
Print or Type

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:14 PM 08/25/2008
FILED 04:14 PM 08/25/2008
SRV 080899417 - 0796648 FILE

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of Strategic Gaming Investments, Inc. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "1" so that, as amended, said Article shall be and read as follows:

Amerigo Energy, Inc.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 18th day of August, 2008.

By: [signature]
Authorized Officer

Title: Chief Executive Officer

Name: Lawrence S. Schroeder
Print or Type

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:51 AM 06/03/2014
FILED 11:51 AM 06/03/2014
SRV 140790593 - 0796648 FILE

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of
AMERIGO ENERGY, INC.
resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "#1" so that, as amended, said Article shall be and read as follows:

The name Amerigo Energy, Inc. will change its name to: Quest Solution, Inc.

The new name is to be: Quest Solution, Inc.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 30th day of May, 2014.

By: ______________________
Authorized Officer

Title: President

Name: Jason Griffith
Print or Type